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                                                                EXHIBIT 10.13-01

                      STOCK OPTION AGREEMENTS SERIES B

         The Stock Option Agreements Series B, each dated as of September 18, 1996 between the Company and the following employees are identical in all material respects to Exhibit 10.13 except with respect to the number of shares which are subject to the option:

         1.       Robert B. Terry, Jr.;
         2.       Robert F. Mecredy;
         3.       Juan de Ledebur;
         4.       David A. Apseloff; and
         5.       Gregory F. Echols.

         The Stock Option Agreements Series B, each dated as of September 18, 1996 between the Company and the following employees are identical in all material respects to Exhibit 10.13 except (i) with respect to the number of shares which are subject to the option and (ii) that the Agreements do not provide for monthly vesting of the option:

         1.       Jeffrey Marlin;
         2.       Geoff E. Lonsdale;
         3.       Christopher Bailey;
         4.       Wenlong Tsang;
         5.       Bradley D. Nichols;
         6.       William E. Tait;
         7.       Charles L. Belitz;
         8.       Frank Socolow, Jr.;
         9.       Gregg A. Rowland;
         10.      John D'Araujo, Jr.;
         11.      James W. Hall;
         12.      Lifan Hua;
         13.      Michael J. McKean;
         14.      Michael A. Wenson;
         15.      Rameshchandra Patel;
         16.      John A. Morelli;
         17.      Robert J. Combs;
         18.      Robert A. Dare, Jr.;
         19.      William E. Jordan, Jr.;
         20.      Robert Rivers;
         21.      Christopher S. Bryan;
         22.      Theresa A. Reed;
         23.      Darcey Tatum;
         24.      Ed Schumacher;
         25.      Wen Li;
         26.      Charles Kenyon, Jr.;
         27.      David F. Pritchett;
         28.      Michael Leonhardi;
         29.      Donald W. Harvey; and
         30.      Larry David Walker.

         The Stock Option Agreement Series B, dated as of December 23, 1996 between the Company and Charles N. Bowen, is identical in all material respects to Exhibit 10.13 except (i) with respect to the number of shares which are subject to the option and (ii) that the Agreement does not provide for monthly vesting of the option.
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         The Stock Option Agreements Series B, each dated as of December 30,
1996 between the Company and the following employees are identical in all material respects to Exhibit 10.13 except (i) with respect to the number of shares which are subject to the option and (ii) that the Agreements do not provide for monthly vesting of the options:

         1.       James S. Parker; and
         2.       Christopher K. Scullion.